Exhibit 10.8

BANCO ESTADO

LOAN AGREEMENTS

English translations prepared by Ticketplus Ltd. Original document in Spanish prevails. Untranslatable Chilean legal terms are kept in Spanish in quotation marks and are listed at the end of each document.

I. COMMERCIAL CREDIT APPLICATION - LEGAL ENTITY (Cover sheet)

Application date: 04-01-2024

Customer information

●	Corporate name: TICKETPLUS SPA

●	Tax ID (“RUT”): [***]

●	Domicile: Avenida Apoquindo 4615

●	District (“comuna”): Las Condes

●	City: Santiago

Credit characteristics

●	Currency: USD (marked); also marked CLP option

●	Amount: $2,000,000,000 (Two Billion Chilean Pesos)

●	Term: 62 months

●	Number of installments: 60

●	Annual rate: 9%

●	First maturity date: 07-01-2024

●	Disbursement to: Checking account No. [***]

Legal representatives

●	Chien-Fu Chen Chen, RUT [***]

Joint and several guarantors and co-debtors (“Aval / Fiador Solidario”)

●	Chien-Fu Chen Chen, RUT [***]

●	Yethro Dinamarca Santelices, RUT [***]

Attorneys-in-fact (“Apoderados”) signing the guarantee

●	Catalina Oriana Latorre Valdevenito (on behalf of Yethro Dinamarca Santelices), RUT [***]

●	Chien-Fu Chen Chen (on behalf of Yethro Dinamarca Santelices), RUT [***]

III. Declaration and authorization [summary]

1.	Borrower declares the credit will be governed by Banco Estado’s standard rules, including the bank’s right to demand early total payment in case of default of one or more installments and to charge maximum legal default interest. If granted under the “FOGAES Apoyo a la Construcción” state guarantee, disbursement is conditional on the guarantee being approved by such Fund.

2.	Borrower irrevocably authorizes Banco Estado to debit the principal, indexation, interest, commissions, taxes and any related expense from any current account, electronic checking account or any other account held by Borrower at the bank.

3.	Borrower agrees to reimburse the bank for “Impuesto de Timbres y Estampillas” (Stamp Tax) plus indexation and interest if the credit was granted as export financing (“PAE”) and Borrower fails to evidence exports to the Internal Revenue Service (“Servicio de Impuestos Internos”) on a timely basis.

4.	Customer authorizes Banco Estado and its affiliates to collect, store, communicate and transmit personal data necessary for the performance of this contract.

II. PROMISSORY NOTE - INDEXED / NON-INDEXED (“Reajustable /No Reajustable”) - EQUAL INSTALLMENTS - FIXED RATE

Place and date: Santiago, April 1, 2024 Payment office: Banco del Estado de Chile, Santiago Principal branch

I/We owe and shall pay to the order of Banco del Estado de Chile, at its Santiago Principal Office, the amount of $2,000,000,000 (TWO BILLION CHILEAN PESOS), as principal received as a loan, plus interest at 9% annual rate, beginning on April 1, 2024.

If principal is expressed in “Unidades de Fomento” (UF, Chilean inflation-indexed unit), payment shall be made in pesos at the equivalent value.

Form of payment

Principal and interest shall be paid in 60 equal monthly successive installments, the first one maturing on July 1, 2024, and the following on the 1st day of each corresponding month, except as otherwise stated. Each installment is $42,281,221, except the last one which is $42,281,235.

Default interest and acceleration

In case of late payment of one or more installments, Borrower shall pay the maximum agreed interest rate legally allowed for this type of money credit transaction, from the date of default until effective payment. The Bank may also declare the entire debt due and payable as if the term had elapsed, and pursue judicial collection. In case of agreed extension or renewal upon default, the maximum interest rate legally allowed at the date of such new agreement shall apply.

Indivisibility

This obligation is contracted with the character of “indivisible” and may be enforced in full against any of my heirs or successors. I release the holder of this instrument from the obligation of “protesto” (formal default certification).

Domicile

I establish domicile in the District where the payment Office is located, without prejudice to the holder’s right to elect, for legal purposes of this instrument, any other domicile listed herein or where the Bank has an Office.

Signatures

●	Debtor (Suscriptor): TICKETPLUS SPA, RUT [***]

●	Attorney-in-fact (Apoderado): CHIEN-FU CHEN CHEN, RUT [***]

●	Domicile: Avenida Apoquindo 4615, Las Condes, Santiago

III. JOINT AND SEVERAL GUARANTEE AND CO-DEBTORSHIP (“Aval(es) y Codeudoría(s) Solidaria(s)”)

We constitute ourselves separately as joint and several guarantors and co-debtors of this Promissory Note and accept, without need of new signatures, the extensions, renewals and modifications agreed between the principal debtor and the creditor Bank. We contract this obligation with the character of “indivisible” and it may be enforced in full against any of our successors. We release the holder from the obligation of “protesto”. We establish domicile in the District where the payment Office is located.

We sign as joint and several guarantors and co-debtors on the date(s) indicated:

1. Joint and several guarantor and co-debtor: YETHRO DINAMARCA SANTELICES, RUT [***]

●	Attorney-in-fact: CATALINA ORIANA LATORRE VALDEVENITO, RUT [***]

●	Attorney-in-fact: CHIEN-FU CHEN CHEN, RUT [***]

●	Domicile: Las Condes, Avenida Apoquindo 4615

●	Date: 04-01-2024

●	Signed by guarantor and co-debtor.

2. Joint and several guarantor and co-debtor: CHIEN-FU CHEN CHEN, RUT [***]

●	Domicile: Las Condes, Avenida Apoquindo 4615

●	Date: 04-01-2024

●	Signed by guarantor and co-debtor.

IV. PROMISSORY NOTE COMPLEMENT - PREPAYMENT COMMISSIONCLAUSES (Clau A - Gral.)

This page is part of Promissory Note No. (left blank), dated April 1, 2024, signed in favor of Banco del Estado de Chile for the amount of $2,000,000,000 (TWO BILLION CHILEAN PESOS).

In the absence of agreement between creditor and Debtor, I/we may anticipate total or partial payment of the credit, covering principal in an amount no less than 10% of the outstanding balance, paying interest accrued and unpaid on the outstanding balance at the prepayment date and additionally a commission equal to the interest stipulated in the executive title and calculated on the prepaid principal, for the period from the prepayment date until the agreed maturity date or the maturity of the last installment, with a time limit not exceeding 12 months of interest, in the case of operations with maturity less than one year from the prepayment date. For operations with maturity greater than one year from the prepayment date, the commission shall always be freely agreed between subscriber and bank and shall at minimum consider the positive difference between the present value of cash flows discounted at the cost of funds rate for the residual duration of the credit, and the original cost of funds rate of the credit.

The principal prepayment must be reported at least two banking business days in advance of the planned prepayment date.

●	Debtor (Suscriptor): TICKETPLUS SPA, RUT [***]

●	Attorney-in-fact: CHIEN-FU CHEN CHEN, RUT [***]

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number for individuals and legal entities.

●	“Comuna”: Chilean administrative subdivision, comparable to a municipality or district.

●	“Pagaré”: Chilean promissory note. The standard legal instrument for commercial bank credit in Chile; functionally equivalent to a US “loan agreement” but in a single negotiable instrument format.

●	“Reajustable / No Reajustable”: Indexed (typically to UF, the inflation-indexed Chilean unit) or non-indexed.

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit, daily-adjusted by the Central Bank of Chile.

●	“Aval / Fiador Solidario”: Joint and several guarantor under Chilean Civil Code. The “aval” is a specific guarantee on a negotiable instrument (Article 46 et seq., Law 18.092 on Bills of Exchange and Promissory Notes); “fiador solidario” is a guarantor under the general civil regime.

●	“Codeudor Solidario”: Joint and several co-debtor under Articles 1511 et seq. of the Chilean Civil Code; differs from a guarantor in that it is treated as a primary debtor.

●	“Apoderado”: Attorney-in-fact / authorized signatory acting under a power of attorney.

●	“Suscriptor”: Subscriber / signer of the promissory note (the primary debtor in this context).

●	“Protesto”: Formal certification of default on a negotiable instrument, regulated by Law 18.092 and the Code of Commerce. Releasing the holder from “protesto” waives the formal default-certification step before judicial enforcement.

●	“Indivisibilidad”: Principle under Articles 1526 No. 4 and 1528 of the Chilean Civil Code, by which an obligation may be enforced in full against any of the debtor’s successors.

●	“FOGAES Apoyo a la Construcción”: State guarantee fund for construction-sector credits. (“Fondo de Garantía para la Construcción”), administered by Banco Estado.

●	“PAE” (Préstamo Asociado a Exportaciones): Export-linked loan; preferential bank credit subject to export performance verification.

●	“Impuesto de Timbres y Estampillas”: Chilean Stamp Tax on documents evidencing money-credit operations (Decree-Law 3,475 of 1980).

●	“Servicio de Impuestos Internos” (SII): Chilean Internal Revenue Service.

●	“Cuenta corriente”: Checking account.

PROMISSORY NOTE - INDEXED / NON-INDEXED (“Reajustable / NoReajustable”) - EQUAL INSTALLMENTS - FIXED RATE

Place and date: Santiago, June 11, 2025 Payment office: Banco del Estado de Chile, Santiago Principal branch

I/We owe and shall pay to the order of Banco del Estado de Chile, at its Santiago Principal Office, the amount of $3,000,000,000 (THREE BILLION CHILEAN PESOS), as principal received as a loan, plus interest at 8% annual rate, beginning on June 11, 2025.

If principal is expressed in “Unidades de Fomento” (UF), payment shall be made in pesos at the equivalent value.

Form of payment

Principal and interest shall be paid in 61 equal monthly successive installments, the first one maturing on October 10, 2025, and the last one on the 11th day of the corresponding month. Each installment is $61,406,082, except the last one which is $61,406,080.

Default interest and acceleration

In case of late payment of one or more installments, Borrower shall pay the maximum agreed interest rate legally allowed, from default until effective payment, and the Bank may declare the entire debt due and payable, pursuing judicial collection. In case of agreed extension or renewal upon default, the maximum interest rate legally allowed at the date of such new agreement shall apply.

Indivisibility

This obligation is contracted with the character of “indivisible” and may be enforced in full against any of my successors. I release the holder of this instrument from the obligation of “protesto”.

Domicile

I establish domicile in the District where the payment Office is located, without prejudice to the holder’s right to elect any other domicile listed herein or where the Bank has an Office.

Signatures

●	Debtor (Suscriptor): TICKETPLUS SPA, RUT [***]

●	Attorney-in-fact (Apoderado): CHIEN-FU CHEN CHEN, RUT [***]

●	Domicile: Las Condes, Avenida Alonso de Cordova 5320

JOINT AND SEVERAL GUARANTEE AND CO-DEBTORSHIP (“Aval(es) y Codeudoría(s) Solidaria(s)”)

We constitute ourselves separately as joint and several guarantors and co-debtors of this Promissory Note and accept, without need of new signatures, the extensions, renewals and modifications agreed between the principal debtor and the creditor Bank. We contract this obligation with the character of “indivisible” and it may be enforced in full against any of our successors. We release the holder from the obligation of “protesto”. We establish domicile in the District where the payment Office is located.

1. Joint and several guarantor and co-debtor: CHIEN-FU CHEN CHEN, RUT [***]

●	Domicile: Las Condes, Avenida Alonso de Cordova 5320

●	Date: 06-11-2025

●	Signed by guarantor and co-debtor.

2. Joint and several guarantor and co-debtor: YETHRO DINAMARCA SANTELICES, RUT [***]

●	Attorneys-in-fact: CHIEN-FU CHEN CHEN (RUT [***]); CATALINA ORIANA LATORREVALDEVENITO (RUT [***])

●	Domicile: [***]

●	Date: 06-11-2025

●	Signed by guarantor and co-debtor.

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number.

●	“Comuna”: Chilean administrative subdivision (district).

●	“Pagaré”: Chilean promissory note; standard instrument for Chilean commercial bank credit.

●	“Reajustable / No Reajustable”: Indexed or non-indexed (typically to UF).

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit.

●	“Aval / Fiador Solidario”: Joint and several guarantor (negotiable-instrument and civil-code regimes).

●	“Codeudor Solidario”: Joint and several co-debtor (Chilean Civil Code Articles 1511 et seq.).

●	“Apoderado”: Attorney-in-fact.

●	“Suscriptor”: Subscriber / signer of the promissory note.

●	“Protesto”: Formal default certification on negotiable instruments (Law 18.092).

●	“Indivisibilidad”: Indivisibility principle (Civil Code Articles 1526 No. 4 and 1528).